SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the, Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TICC Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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TICC CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

May 5, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders to be held on June 18, 2009 at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company and to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. Your vote is important.

Sincerely yours,

Jonathan H. Cohen
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 18, 2009.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2008 are available on the Internet at http://ticc.com/2009proxy.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting in person.

TICC CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2009

To the Stockholders of TICC Capital Corp.:

The 2009 Annual Meeting of Stockholders of TICC Capital Corp. (the “Company”) will be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on June 18, 2009, at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect two directors of the Company, each of whom will each serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009; and

3. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 27, 2009. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Patrick F. Conroy
Corporate Secretary

Greenwich, Connecticut

May 5, 2009

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

TICC CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

PROXY STATEMENT

2009 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TICC Capital Corp. (the “Company,” “TICC,” “we,” “us” or “our”) for use at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 18, 2009, at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are first being sent to stockholders on or about May 5, 2009.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to TICC Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting. All of our directors attended our 2008 Annual Meeting.

Stockholders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, each of whom will serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009; and

3. To transact such other business as may properly come before the Annual Meeting.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 27, 2009 (the “Record Date”). On April 27, 2009, there were 26,584,976 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the vote of a majority of the outstanding shares of common stock. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The principal business address of both our investment adviser, TICC Management, LLC (“TICC Management”), and our administrator, BDC Partners, LLC (“BDC Partners”), is 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 27, 2009, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	288,746	1.1%
Charles M. Royce	209,103	*

Independent Directors
Steven P. Novak	10,937	*
G. Peter O’Brien	51,577	*
Tonia L. Pankopf	6,745	*

Executive Officers
Saul B. Rosenthal(3)	87,299	*
Patrick F. Conroy	24,124	*

Executive officers and directors as a group	678,531	2.6%
Bay Bond Partners, L.P.(4)	2,152,832	8.1%
Wellington Management Company, LLP(5)	3,213,909	12.1%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 26,584,976 shares of the Company’s common stock issued and outstanding on April 27, 2009.
(3)	Includes 162 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.
(4)	Based upon information contained in the Schedule 13G/A filed February 17, 2009 by Bay Pond Partners, L.P. and Wellington Hedge Management, LLC. Pursuant to such Schedule 13G/A, Wellington Hedge Management, LLC is the general partner of Bay Bond Partners, L.P. The address of each of Bay Pond Partners, L.P. and Wellington Hedge Management, LLC is c/o Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.
(5)	Based upon information contained in the Schedule 13G/A filed February 17, 2009 by Wellington Management Company, LLP. Pursuant to such Schedule 13G/A, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 1,311,930 shares of the Company’s common stock which are held of record by clients of Wellington Management Company, LLP. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 27, 2009. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000

Independent Directors
Steven P. Novak	$10,001 - $50,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$10,001 - $50,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $3.69 on April 27, 2009 on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Mr. Jonathan H. Cohen and Mr. G. Peter O’Brien each have been nominated for election for a three year term expiring in 2012. Neither Mr. Cohen nor Mr. O’Brien is being proposed for election pursuant to any agreement or understanding between either Mr. Cohen or Mr. O’Brien and the Company.

A stockholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information, as of April 27, 2009, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each nominee and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Director

Interested Director

Mr. Cohen is an “interested person” of TICC as defined in the 1940 Act due to his position as Chief Executive Officer of the Company and TICC Management, the Company’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management.

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2003)	44	Mr. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has also served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. Mr. Cohen was also the owner, Managing Member, and a Principal of JHC Capital Management, a registered investment adviser, and was previously a Managing Member and Principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.

Independent Director

Mr. O’Brien is not an “interested person” as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
G. Peter O’Brien (2003)	63	Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005. He is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents, and a member of the Board of Directors of the Bridges School. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds.

Current Directors

Interested Director

Mr. Royce is an interested director due to his relationship with the Company’s investment adviser, TICC Management.

Name and Year First Elected Director	Term Expires	Age	Background Information
Charles M. Royce (2003)	2011	69	Mr. Royce has served as Chairman of our Board of Directors since 2003. Mr. Royce became President and Chief Investment Officer in 1972, and a member of the Board of Managers in 2001, of Royce & Associates. He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds.

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
Steven P. Novak (2003)	2011	61	Mr. Novak serves as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the Board of Directors of CyberSource Corporation, a publicly traded Internet based epayments processor company. Mr. Novak also serves as Chairman of the Board of Directors of Mederi Therapeutics Inc., a medical device company, and serves on the Board of Directors of Aperio Technologies Inc., a digital pathology company.

Tonia L. Pankopf (2003)	2010	41	Tonia Pankopf is managing partner of Pareto Advisors, LLC. Previously, she was a senior analyst and managing director at Palladio Capital Management from January 2004 through April 2005. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf currently serves on the Board of Directors of the University System of Maryland Foundation. Ms. Pankopf is a member of the National Association of Corporate Directors and holds an ISS Accredited Certificate of Director Education.

Information about Executive Officers Who Are Not Directors

The following information, as of April 27, 2009, pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	40	Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC and a non-independent director of T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally, for which T2 Advisers, LLC serves as investment adviser. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is a member of the Young Presidents’ Organization (YPO-WPO).

Patrick F. Conroy	52	Mr. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004 of TICC, TICC Management, and BDC Partners. Mr. Conroy has served as the Treasurer of TICC Management and BDC Partners since 2004, and previously served as the Treasurer of TICC from 2004 to 2009. He joined the Company in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer and a non-independent director of T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally, for which T2 Advisers, LLC serves as investment adviser. He is a certified public accountant.

Director Independence

In accordance with rules of the Nasdaq Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market. Rule 4200(a)(15)(G) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as the Company’s Chief Executive Officer, and Charles M. Royce, as a result of his position as President and Chief Investment Officer of Royce & Associates, the non-managing member of the Company’s investment adviser, TICC Management.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. During 2008, our Board of Directors held six Board meetings, six Audit Committee meetings, and five Valuation Committee meetings. Our Board of Directors first established the Nominating and Corporate Governance Committee in March 2009, and it therefore held no meetings during 2008. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at http://www.ticc.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Novak currently serves as Chairman of the Audit Committee. The Audit Committee met on six occasions during 2008.

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at http://www.ticc.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. Mr. O’Brien currently serves as Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors first established the Nominating and Corporate Governance Committee in March 2009, and it therefore held no meetings during 2008.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not in publicly traded securities. As a result, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We also utilize the services of a third party valuation firm which prepares valuations for each of our bilateral portfolio securities that, when combined with all other investments in the same portfolio company (i) have a book value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of the third party valuations of our bilateral portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. However, in view of the current economic conditions, for the year ended December 31, 2008, the Board of Directors determined that the entire bilateral portfolio should be evaluated by a third party valuation firm each quarter regardless of rotation.

TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. The Board of Directors retains ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee takes into account in providing its fair value recommendation to the Board of Directors includes, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors.

The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf. Mr. Novak currently serves as Chairman of the Valuation Committee. The Valuation Committee met on five occasions during 2008.

The Compensation Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact TICC Capital Corp.’s Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to TICC Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at http://www.ticc.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Charles M. Royce	—	—	—

Independent Directors
G. Peter O’Brien	$59,500	—	$59,500
Steven P. Novak	$65,125	—	$65,125
Tonia L. Pankopf	$59,500	—	$59,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting and $1,000 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting. The Chairman of the Audit Committee and Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of both committees. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $3,000 for his service as chair of the Nominating and Corporate Governance Committee. No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receive direct compensation from the Company. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to TICC. During 2008, we reimbursed BDC Partners approximately $906,000 for the allocable portion of compensation expenses incurred by BDC Partners on our behalf for our Chief Financial Officer and Chief Compliance Officer, our Treasurer and Controller, and other support personnel, pursuant to the administration agreement with BDC Partners (the “Administration Agreement”).

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, is President and Chief Investment Officer of Royce & Associates. Royce & Associates, as the non-managing member of TICC Management, does not take part in the management or participate in the operations of TICC Management; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of TICC Management, BDC Partners and TICC, and the Treasurer of TICC Management and BDC Partners, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited.

Both we and T2 Income Fund Limited have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us or T2 Income Fund Limited and a prospective portfolio company. Our general policy is to allocate bilateral US-based opportunities to TICC and bilateral non-US opportunities to T2 Income Fund Limited; provided, that in instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for BDCs under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to T2 Income Fund Limited.

Either TICC or T2 Income Fund Limited may also purchase syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) of issuers in which the other fund holds no position, or has held a position (and has made no further investment) for a period greater than 30 calendar days and the purchases are not made directly from the other fund or the issuer of the acquired syndicated loans. In instances where both TICC and T2 Income Fund Limited desire to either purchase or sell the same position at the same time, such purchases or sales will generally be allocated on a pro rata basis between TICC and T2 Income Fund Limited based on order size as determined by each fund’s investment adviser in good faith.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of TICC. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of TICC. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the Nasdaq Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during 2008.

PROPOSAL II:    RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009. This selection is subject to ratification or rejection by the stockholders of the Company.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Audit Fees	$350,000	$269,250
Audit-Related Fees	66,500	45,000
Tax Fees	28,500	25,000
All Other Fees	—	—
Total Fees:	$445,000	$339,250

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of TICC Capital Corp. (the “Audit Committee”) operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Novak and O’Brien and Ms. Pankopf.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2008, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting. In March 2009, the Audit Committee received reports from management and PricewaterhouseCoopers LLP regarding the effectiveness of internal control over financial reporting pursuant to Section 404 of Sarbanes-Oxley.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2009.

Respectfully Submitted,

The Audit Committee

Steven P. Novak
G. Peter O’Brien
Tonia L. Pankopf

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2009.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2010 Annual Meeting of Stockholders will be held in June 2010, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwich, Connecticut, and the Company must receive the proposal no later than January 5, 2010, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on January 5, 2010 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on January 5, 2010.

Notices of intention to present proposals at the 2010 annual meeting should be addressed to Patrick F. Conroy, Corporate Secretary, TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors

Patrick F. Conroy
Corporate Secretary

Greenwich, Connecticut

May 5, 2009

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of TICC Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from TICC Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, TICC Management, LLC, who need to know your personal information will have access to it.

•

We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TICC CAPITAL CORP.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2009

The undersigned stockholder of TICC Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Patrick F. Conroy, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on June 18, 2009, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

TICC CAPITAL CORP.

JUNE 18, 2009

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by TICC Capital Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to TICC Capital Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of TICC Capital Corp. until 2012, or until his successor is duly elected and qualified.	FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT	Nominees: Jonathan H. Cohen G. Peter O’Brien
	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for TICC Capital Corp. for the fiscal year ending December 31, 2009.	For ☐	AGAINST ☐	ABSTAIN ☐

3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY